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                                                                   EXHIBIT 10.15

                        OKLAHOMA GAS AND ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------

                                     Purpose

The purpose of this Supplemental Executive Retirement Plan is to promote the best interests of the Company by enabling the Company: (a) to attract to its key management positions persons of outstanding ability, and (b) to retain in its employ those persons of outstanding competence who occupy key executive positions and who in the past contributed and who continue in the future to contribute materially to the success of the business by their ability, ingenuity and industry. This Supplemental Executive Retirement Plan is established effective January 1, 1993 to accomplish such purpose. It is intended to be a plan which is unfunded and is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.


                                   ARTICLE I.

                                   Definitions

The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:


         1.1. "Board of Directors" means the Board of Directors of Oklahoma Gas and Electric Company as constituted from time to time.

         1.2. "Committee" means the Compensation Committee of the Board of Directors.

         1.3. "Company" means Oklahoma Gas and Electric Company and any of its domestic subsidiaries and divisions, as designated by the Board of Directors, and any successor of Oklahoma Gas and Electric Company under the terms of Section 7.3.

         1.4. "Company's Pension Plan" means the Oklahoma Gas and Electric Company Employees' Retirement Plan, as amended from time to time.

         1.5. "Compensation" means, at any date, the Participant's Compensation as defined under the Company's Pension Plan as in effect with respect to that Participant on such date.

         1.6.     "Effective Date" means January 1, 1993.

         1.7. "Final Average Compensation" means the monthly average of the Participant's Compensation earned during the last 36 consecutive months of employment with the Company. If the Participant does not have 36 consecutive months of employment, "Final Average Compensation" shall be the average Compensation for his period of employment with the Company.


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         1.8.  "Normal  Retirement  Date"  means  the  first  day of  the  month coinciding with or following the Participant's 65th birthday.

         1.9. "Other Pension Benefits" means benefits paid or payable to a Participant from the Company's Pension Plan, the Restoration of Retirement Income Plan for Certain Participants in the Retirement Plan for Employees of Oklahoma Gas and Electric Company, the qualified or nonqualified pension plans of any prior employer unrelated to the Company, or any governmental or church pension plan as defined in Sections 3(32) and 3(33) of the Employee Retirement Income Security Act of 1974; excluding, however, any portion of such benefits attributable to the Participant's own contributions as determined by the plan's administrator or other responsible agent. Regardless of the form, amount or timing of payment, "Other Pension Benefits" shall be calculated by the Company's actuary as of the Participant's commencement of benefits under this Plan on the basis of a 100% joint and survivor annuity for married Participants, and on the basis of a 10-year certain and life annuity for unmarried Participants.

         1.10. "Participant" means an employee specifically designated by the Committee to be covered under this Plan and who continues to fulfill all requirements for participation.

         1.11. "Plan" means the Supplemental Executive Retirement Plan as herein set forth and as it may be amended from time to time.

         1.12. "Service" means, at any date, the Participant's "Credited Service" as determined under the Company's Pension Plan, as in effect with respect to such Participant on that date, plus service with any immediate predecessor company which was acquired, merged, or consolidated with the Company, as permitted in the sole discretion of the Committee.

         1.13. "Social Security Benefits" means the annual primary insurance amount estimated by the Committee to be payable to the Participant at his social security retirement age under the Federal Social Security Act.

         1.14. "Surviving Spouse" means the spouse to whom the Participant is lawfully married at the time of his death before commencement of benefits under this Plan, or to whom the Participant was lawfully married both at the time of his commencement of benefits under this Plan and at the time of his death.

         1.15. "Totally and Permanently Disabled" means that the Participant is eligible to receive disability retirement income benefits under the Company's Pension Plan.


                                   ARTICLE II.

                               Retirement Benefits


         2.1.     Normal Retirement Benefit
                  -------------------------
                  (a) Upon a vested Participant's termination of employment with the Company on or after his Normal Retirement Date, the Company shall pay retirement benefits to the Participant in such amounts and at such times as hereinafter described.


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                  (b)      The  normal   retirement   benefit   payable  to  the
                           Participant in monthly amounts during his lifetime and commencing when benefits commence to him under the Company's Pension Plan shall equal 65% of the Participant's Final Average Compensation, offset or reduced by the following:

                           (i)      Other Pension Benefits; and

                           (ii)     Social Security Benefits.

                  (c) Benefit payments which have commenced under the terms of this Plan shall not be affected by any subsequent change in Other Pension Benefits under a plan of the Company, except that if such benefits are reduced, the benefits payable under this Plan shall be increased by an actuarially equivalent amount of the reduction in such benefits.

         2.2.     Early Retirement Benefit
                  ------------------------
                  (a) Any vested Participant who terminates employment with the Company prior to his Normal Retirement Date shall be entitled to commence benefits under this Plan when benefits commence to him under the Company's Pension Plan. If benefits commence prior to the Participant's Normal Retirement Date, the amount of the Participant's benefit under this Plan shall be reduced according to the following schedule:

                                 Age at                 Benefit as a % of Final
                          Commencement of Benefits        Average Compensation
                          ------------------------      -----------------------

                                    55                           32%
                                    56                           38%
                                    57                           44%
                                    58                           50%
                                    59                           54%
                                    60                           58%
                                    61                           60%
                                    62                           62%
                                    63                           63%
                                    64                           64%

                  (b)      Benefits   payable  under  Section  2.2(a)  shall  be
                           reduced or offset as described in Section 2.1(b).

         2.3.     Disability Retirement Benefit
                  -----------------------------
           A vested Participant who becomes Totally and Permanently Disabled shall be entitled to benefits under this Plan as set forth in Section
           2.1 when he commences benefits under the Company's Pension Plan.



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                                  ARTICLE III.

                                 Death Benefits


         3.1. The following death benefits shall be payable to a Surviving Spouse under the Plan:

                  (a) Upon the death of a vested Participant prior to his commencement of benefits under this Plan, the Participant's Surviving Spouse shall receive a life annuity equal to 100% of the Participant's Normal or Early Retirement Benefit as calculated under Section
                           2.1 or 2.2, based on the Participant's age at date of death.

                  (b) Upon the death of a vested Participant after commencement of benefits under this Plan, the Participant's Surviving Spouse shall receive a life annuity equal to 100% of the monthly benefit payable to the Participant under this Plan.

                  (c) Benefits payable under this Plan to a Surviving Spouse shall be terminated at the end of the month in which the death of the Surviving Spouse occurs.

                  (d) If the Surviving Spouse is more than ten years younger that the Participant at the time of the Participant's death, benefits payable to the Surviving Spouse under the Plan shall be reduced by 50%.

         3.2. The Surviving Spouse's benefits provided herein shall be in addition to any pre- or post-retirement life insurance benefits under the Company's insurance programs.

         3.3. In the event of the death of a Participant receiving a 10-year certain and life annuity prior to receiving payment under the Plan for 120 months, benefits under this Plan shall be payable to the Participant's estate or as assigned by the legal representative of the estate until ten years have passed from the date the Participant started receiving benefits.


                                   ARTICLE IV.

                                     Vesting


         4.1. Any Participant having completed a minimum of 10 years of Service with the Company and attained age 55 while employed by the Company shall be considered vested in rights to retirement benefits as provided in this Plan, subject to the provisions of Section 7.2 of this Plan.

         4.2. By written action of the Committee and in its sole discretion, the requirement of 10 years of Service with the Company for vesting purposes under the terms of this Plan may be partially or fully waived for a specified Participant.


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                                   ARTICLE V.

                          Method of Payment of Benefits


         5.1. Benefits under this Plan for a Participant who is not married when benefits commence to him under this Plan shall be payable monthly for the life of the Participant in the form of a 10-year certain and life annuity. Benefits under this Plan for a Participant who is married when benefits commence to him under this Plan shall be payable in the form of a 100% joint and survivor annuity for the life of the Participant and his spouse. Lump sum payments shall not be permitted under the Plan.

         5.2. The undertakings of the Company herein constitute an unsecured promise of the Company to make the payments as provided in the Plan. This Plan is unfunded and no current beneficial interest in any asset of the Company shall accrue to any Participant or other person under the terms of this Plan. All Participants shall be entitled to the benefits provided by the Plan. It is the intent of the Company that the total cost of providing the benefits under this Plan will be borne by the Company.


                                   ARTICLE VI.

                                 Administration


         6.1. The Committee shall have full power and authority to interpret, construe and administer this Plan, to adopt appropriate procedures and make all decisions necessary or proper in its judgment to carry out the terms of this Plan. The Committee's interpretation and construction hereof, and actions hereunder, including any valuation of the amount or recipient of the payments to be made thereunder, shall be binding and conclusive on all persons for all purposes. The Company's Senior Vice President, Accounting and Administration, shall act as the Committee's agent in administering this Plan. Neither the Company, or its officers, employees or directors, nor the Committee or any member thereof shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

         6.2. Each Participant shall furnish to the Committee such information as it may from time to time request for the purpose of the proper administration of this Plan.

         6.3. The Company, by action of the Board of Directors, reserves the exclusive right to amend, modify, alter or terminate this Plan in whole or in part without notice to the Participants. No such termination, modification or amendment shall terminate or diminish the amount of benefits then being paid to any Participant or Surviving Spouse.



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                                  ARTICLE VII.

                               General Provisions


         7.1. This Plan shall not be deemed to give any Participant or other person in the employ of the Company any right to be retained in the employment of the Company, or to interfere with the right of the Company to terminate any Participant or such other person at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

         7.2. In the event a Participant is discharged for cause involving illegal or fraudulent acts, such discharge may result in forfeiture of all benefits and rights under the Plan, in the sole discretion of the Committee.

         7.3. The rights, privileges, benefits and obligations under this Plan are intended to be, and shall be treated as, legal obligations of the Company and binding upon the Company, its successors and assigns, including successors by corporate merger, consolidation, reorganization or otherwise.

         7.4. Copies of this Plan, together with copies of any approved procedures for administration will be furnished to each Participant together with an annual statement of benefits over the signature of the Chairman of the Board or his designee.

         7.5. This Plan was approved by resolution of the Board of Directors at a regular meeting on November 9, 1993 to be effective as of January 1, 1993.

         7.6. The provisions of this Plan shall be construed according to the law of the State of Oklahoma excluding the provisions of any such laws that would require the application of the laws of another jurisdiction.

         7.7. The  masculine  pronoun  wherever used shall include the feminine.
         Wherever any words are used herein in the singular, they shall be construed as though they were also used in the plural in all cases where they shall so apply.

         7.8. The titles to articles and headings of sections of this Plan are for convenience of reference and in case of any conflict the text of this Plan, rather than such titles and headings, shall control.


                                  ARTICLE VIII.

                                Claims Procedure


         8.1.     Initial Claims Procedure
                  ------------------------
         The Participant or his Surviving Spouse shall follow such procedures for making a claim as are provided by the Committee. The Committee shall make a decision upon each claim within 90 days of its receipt of such claim. If the claim is approved, the Committee shall determine the extent of benefits and initiate payment thereof. In the event that no action is taken on the applicant's initial application for benefits within the period specified in this Section 8.1, the claim shall be deemed


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         denied,  and the applicant's appeal rights under Section 8.3 will be in effect as of the end of such period.

         8.2.     Notice of Denial of Claim
                  -------------------------
         If an application for benefits under Section 8.1 is denied in whole or in part, the Committee shall provide the applicant with a written notice of denial, setting forth: (a) the specific reason or reasons the claim was denied, (b) a specific reference to pertinent provisions of the Plan upon which the denial was based, and (c) an explanation of the Plan's review procedure. This written notice of denial shall be furnished within 90 days after receipt of the claim by the Committee unless special circumstances require an extension of time for processing. If an extension is required, written notice of the extension shall be furnished prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the final decision. If the claim is not denied on its merits, but is rejected for failure of the applicant to furnish certain necessary material or information, the written notice to the applicant will explain what additional material is needed and why, and advise the applicant that he may refile his claim.

         8.3.     Claims Review Procedure
                  -----------------------
         Within 60 days after receipt of a notice of denial, the applicant or his duly authorized representative may file a written notice of appeal of such denial with the Committee. Such notice of appeal must set forth the specific reasons for the appeal. In addition, within such appeal period the applicant or his duly authorized representative may review pertinent documents at such reasonable times as the Committee may specify and may submit any additional written material pertinent to the appeal which is not set forth in the notice of appeal. The 60-day period within which the request for review must be filed may be extended if the nature of the benefit which is the subject of the claim and other attendant circumstances so warrant and the 60-day limitations period would otherwise be unreasonable. In its sole discretion, the Committee may grant the applicant an oral hearing on his appeal.



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                           AMENDMENT NUMBER ONE TO THE
                        OKLAHOMA GAS AND ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    AS ESTABLISHED EFFECTIVE JANUARY 1, 1993
                    ----------------------------------------

         Oklahoma Gas and Electric Company, an Oklahoma corporation (the "Company"), in accordance with the authority contained in Section 6.3 of the Oklahoma Gas and Electric Company Supplemental Executive Retirement Plan (the "Plan"), hereby amends the Plan, effective as of the effective date of the reorganization of the Company and its affiliates (whereby the Company will become a wholly-owned subsidiary of OGE Energy Corp.), as follows:

         1.       Section 1.3 of the Plan is hereby amended to read as follows:

                  "1.3. `Company' means Oklahoma Gas and Electric Company, and any affiliate of Oklahoma Gas and Electric Company, including its parent, OGE Energy Corp., and any of its domestic subsidiaries or divisions and any subsidiaries of these affiliates, as designated by the Board of Directors, and any successor of OGE Energy Corp. under the terms of Section 7.3."


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